HAND & HAND

a professional corporation

24 Calle de la Luna

San Clemente, CA 92673

(949) 489-2400

fax (949) 489-0034

January 19, 2011

H. Christopher Owings

Securities & Exchange Commission

450 Fifth Street, N.W., Mail Stop 0304

Washington, DC 20549

Re:

Pacific Land and Coffee Corporation (the “Company”)

Revised Preliminary Schedule 14C

Filed November 3, 2010

Form 10-K/A for Fiscal Year Ended March 31, 2009

Filed November 3, 2010

Form 10-K/A for Fiscal Year Ended March 31, 2010

Filed November 4, 2010

File No. 000-30595

Dear Mr. Owings:

Your comments are reproduced below together with our response.

1.

We note your response to prior comment two of our letter dated October 29, 2010.  Your management's annual report on internal control over financial reporting does not provide a statement of management's responsibility for establishing and maintaining adequate internal control over financial reporting for the registrant.  See Item 308T(a)(1).  Also, please separately set forth your conclusions as to the effectiveness of your disclosure controls and procedures and your internal controls over financial reporting; the conclusion you have provided appears to reflect their effectiveness as to your ability to "accurately record, process, summarize and report certain information..." and that language is only applicable to the effectiveness of your disclosure controls and procedures.  Therefore, we re-issue our prior comment; please revise to provide all the elements required for management's annual report on internal control over financial reporting in accordance with Item 308T(a) of Regulation S-K and to separately provide your effectiveness conclusions.

Complied.

Very truly yours,

Jehu Hand

JH:kp